BARON INVESTMENT FUNDS TRUST®

Supplement to the Prospectus dated January 28, 2026

The Prospectus is hereby revised as follows:

The third paragraph in the section titled “How to Redeem Shares” on pages 85 – 86 is hereby deleted and replaced in its entirety with the following:

Each Fund will pay in cash all requests for redemption by any Fund shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (1) $250,000 or (2) 1% of the NAV of the Fund at the beginning of such period. In addition to using cash it holds in its portfolio or selling portfolio securities to generate cash, the Fund may draw upon an unsecured credit facility for temporary or emergency purposes to meet redemption requests or use cash generated from the Redemption-In-Kind Programs described below. Any additional redemption requests by a shareholder may be satisfied through an in-kind redemption.

In some circumstances, including to manage and optimize a Fund’s portfolio composition and provide liquidity, a Fund in its discretion may accept large purchase orders from one or more financial institutions that are willing, upon redemption of their investment in the Fund, to receive their redemption in-kind rather than in cash (the “Redemption In-Kind Programs”). A Fund may make an in-kind redemption under the following circumstances: the Adviser determines that a redemption in-kind (a) is more advantageous to the Fund (e.g., due to advantageous tax consequences or lower transaction costs) than selling/purchasing portfolio securities, (b) will not favor the redeeming shareholder to the detriment of any other shareholder or the Fund; and (c) is in the best interests of the Fund. A Fund generally will make an in-kind redemption for the following reasons: (a) to manage liquidity risk (i.e., the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund); (b) to rebalance for portfolio optimization; (c) in stressed market conditions; or (d) subject to the approval of the Fund’s Board for such other reasons identified by the Adviser. Notwithstanding the foregoing, securities distributed in connection with any such redemption in-kind may represent a pro-rata portion of the Fund’s portfolio or a non-pro-rata portion of the Fund’s portfolio (provided that the redeeming shareholder is not an affiliated person of the relevant Fund or an affiliated person of such person), as selected by the Adviser and subject to the Fund’s policies and procedures and any applicable laws or regulations. In effecting such redemption in-kind, the Adviser may select securities to distribute to the redeeming shareholder by considering certain factors, including transaction costs, market impact, tax efficiency, operational restrictions on transfer, news or information in financials pertaining to a specific issuer, and/or any other factor that the Adviser believes is relevant. Any securities distributed in-kind will remain exposed to market risk until sold, and a shareholder may incur transaction costs and taxable gain when selling the securities. There is a risk that redemptions-in-kind could negatively impact the market value of the distributed securities and the NAV of the Fund. The Adviser believes that the benefits of redemptions-in-kind outweigh the potential risk of NAV impact. The Funds’ frequent and short-term trading policy, as described in the prospectus under “Policies Regarding Frequent Purchases and Redemptions of Fund Shares”, do not apply to transactions arising from Redemption In-Kind Programs.

Dated: May 19, 2026	STICKER-STATPROTRUST 5/19/2026

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